
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Q3 2026 Earnings Presentation

October 28, 2026

Franklin Electric

Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, changes in tariffs or the impact of any such changes on the Company's financial results, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2025, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Q3 2026 Key messages



- **Strong Q3 performance,** led by Distribution and Energy Systems.
- **Organic sales growth across most end markets.** Good pricing discipline and execution. Some mixed global performance.
- **Disciplined strategy execution** led by new products, disciplined execution, and continued channel expansion.
- **Healthy Q3 order trends and backlog.** Balancing price, productivity and tariffs to grow with our customers.
- **Healthy balance sheet** as we closed 2 more deals in Q3 and repurchased shares – returning value to our shareholders.
- Several **transformation Initiatives** delivering results with velocity.
- **Cat Pumps acquisition** adds to growing Industrial Business
- **Challenge Pump deal announced**

Q3 2026 Overview [1]

- **Financial Performance:**
  - **Sales of $633.6M**, up 9% YoY
  - **Gross Margin of 35.4%,** down 50bps
  - **SG&A of 21.7%,** up 50bps
  - **Adjusted Operating income of $95.4M**, up 11% YoY, with adjusted operating margin of 15.1%
  - **GAAP EPS of $1.35, Adjusted EPS of $1.50**, up 15% YoY
- **Solid execution** despite macroeconomic challenges.
- **Volume Growth** overall, Energy and Distribution led
- **Disciplined pricing** across all segments.


SALES
$582M
$634M
+9% YoY
Q3 2025
Q3 2026
ADJUSTED OPERATING INCOME
$86M
$95M
+11% YoY
Q3 2025
Q3 2026
ADJUSTED EPS
$1.31
$1.50
+15% YoY
Q3 2025
Q3 2026

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income and Adjusted EPS. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- ✓ Strong revenue with **all segments growing**
- ✓ Strategy focused on **faster growing markets and regions**
- ✓ Record start to our **New Product Revenue** for 2026 - $28.5M Q3 YTD
- ✓ Enhancing and **expanding our channel and adding customers** in our most important markets – in Q3 Water Treatment $2.1M & Distribution OSI $32.1M

RESILIENT MARGINS

- ✓ **Value Acceleration Office** ramping to 100bps productivity
- ✓ New Chief Supply Chain officer – enhanced material productivity
- ✓ Improved **strategic pricing focus,** offset tariffs
- ✓ Consolidation of key business systems

INVESTMENTS & CAPITAL

- ✓ **Recent Cat Pumps acquisition and Challenge Pumps** annoucnment to support faster growing markets and geographies
- ✓ Healthy funnel with good strategic M&A options
- ✓ **Corporate development** upgraded as a strategic capability focuses on targeted M&A
- ✓ **Consistent dividend growth** for 34 years

TALENT CENTRIC

- ✓ **Key executive adds and internal talent promotions to** strengthen our team
- ✓ Ongoing effort to **enhance our cultural alignment** focused on collaboration and growth
- ✓ **Safety focus** showing our employee commitment

OUR BUSINESS SEGMENTS



13%
32%
55%
$2.264B REVENUE
30%
13%
57%
$298.2M ADJ. OP INCOME
Q3-26 TTM
Water Systems
Distribution
Energy Systems

Q3 2026 Adjusted EPS Performance [1]



$1.35
$0.07
$0.07
$0.01
$1.50
$1.31
+15%
Q3 2026 Reported EPS
Amort Acquired Inventory Step-up
Acquisition related costs
Restructuring Expenses
Adjusted Q3 2026 EPS
Adjusted Q3 2025 EPS

"The 15% year over year expansion in adjusted diluted EPS…is a continued demonstration of our commitment to expand the earnings power of our business and our dedication to delivering durable earnings even in challenging market environments."



23,150
23,100
23,050

[1] Non-GAAP financial metrics referenced in this slide include Adjusted EPS. A reconciliation to comparable U.S. GAAP measures can be found herein.

Q3 2026 Performance [1]

SALES


$582M
$23M
$25M
$4M
$634M
9% YoY
4%
4%
1%
Q3 2025
Volume/Price
Acquisitions
FX, net
Q3 2026

ADJUSTED OPERATING INCOME


$86M
$18M
($9M)
$95M
11% YoY
14.8%
15.1%
Q3 2025
Gross Profit
SG&A
Q3 2026

Sales of $633.6M increased 9% YoY

- Favorable pricing in all three Segments
- Good balance of Acquisition growth
- Higher volumes in all but Water Segment

Adj. Operating Income of $95.4M increased 11% YoY

- Gross profit up on higher sales and normalization of tariff expense, despite inefficiencies driven by recent mfg. site moves and material & freight cost headwinds
- Higher SG&A expenses primarily due to acquired op-ex and higher base business compensation

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Water Systems Q3 2026 Performance [1]

SALES



$337M
$2M
$10M
$5M
$352M
5% YoY
0%
3%
1%
Q3 2025
Volume/Price
Acquisitions
FX, net
Q3 2026

ADJUSTED OPERATING INCOME



$61M
$2M
($3M)
$60M
(2%) YoY
18.2%
17.0%
Q3 2025
Gross Profit
SG&A
Q3 2026

Sales of $352.4M increased 5% YoY

- Acquisitions added 3% of growth in Water Treatment & EMEA
- Favorable pricing despite softer MENA, Brazil & US/CAN fleet volumes
- Above market growth in Australia mine dewatering, US/CAN Resi/Ag groundwater and Water Treatment

Adj. Operating Income of $60.0M decreased 2% YoY

- Gross profit up on favorable price, dampened by higher material and fuel-inflated freight costs, as well as site consolidation inefficiency
- Higher SG&A expenses primarily due to acquired op-ex in Water Treatment and FX

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Distribution Q3 2026 Performance [1]



SALES
$197M
$21M
$7M
$0M
$226M
15% YoY
11%
4%
0%
Q3 2025
Volume/Price
Acquisitions
FX, net
Q3 2026



ADJUSTED OPERATING INCOME
$16M
$7M
($3M)
$21M
26% YoY
8.3%
9.1%
Q3 2025
Gross Profit
SG&A
Q3 2026

Sales of $226.1M increased 15% YoY

- Higher volume growth and strong price realization
- Volume growth driven by market share gains and continued momentum on OSI program in a mixed market
- Disproportionate growth in water treatment and wastewater continues to diversify the business

Adj. Operating Income of $20.6M increased 26% YoY

- Gross profit up on volume growth and favorable price realization
- Higher SG&A expenses due to compensation expenses and acquired op-ex, but improved leverage by 130bps

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Energy Q3 2026 Performance [1]

SALES



$80M
$4M
$8M
($0M)
$92M
15% YoY
5%
10%
0%
Q3 2025
Volume/Price
Acquisitions
FX, net
Q3 2026

ADJUSTED OPERATING INCOME



$25M
$9M
($2M)
$32M
24% YoY
31.8%
34.4%
Q3 2025
Gross Profit
SG&A
Q3 2026

Sales of $91.7M increased 15% YoY

- One month of Cat Pumps acquisition added ~10%
- Favorable pricing and higher volumes, particularly in APAC and with new product sales
- Positive YoY order growth and book to bill near 1.0

Adj. Operating Income of $31.5M increased 24% YoY

- Gross profit up on base business favorable price/cost and normalization of tariff expense plus Cat Pumps addition
- Slightly higher SG&A expenses in base business due to addition of Cat Pumps op-ex

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

Balance Sheet and Cash Flow[1]

$159M
Cash Balance

$402M
Net Debt

1.1x
Net Debt to Adjusted EBITDA

4.8M
Shares repurchased in Q3

Free Cash Flow



$107M
$106M
$205M
$195M
2025 YTD
2026 YTD
2025 TTM
2026 TTM

Cash Flow From Operations



$135M
$139M
$245M
$243M
2025 YTD
2026 YTD
2025 TTM
2026 TTM

[1] Non-GAAP financial metrics referenced in this slide include net debt/cash, free cash flow, and net debt to Adjusted EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

2026 Outlook

Franklin Electric



SALES
Updated to
$2.23 to $2.30 Billion
(up MSD to HSD)

Adjusted EPS
Updated to
$4.62 to $4.82
(up LDD to Mid Teens)

HIGHLIGHTS

- **Continued top line organic growth** despite ongoing soft macroeconomic environment (housing market, interest rates, geopolitical)
- **Solid underlying demand** in core markets, healthy demand trend, solid backlog
- **2026 Acquisitions** contributing MSD sales growth
- **Guidance does not include** last night's announcement of acquisition of Challenge Pumps
- Internal initiatives to **protect margins**
- **Monitoring geopolitical landscape** with robust risk mitigation plans in place
- **Maintaining strong balance sheet** and **deploying capital with max ROIC mindset**
- **Remain confident in our long-term strategy**

LSD = low-single digits, MSD = mid-single digits, HSD = high-single digits, LDD = low-double digits

Franklin Energy Systems

Franklin Electric

We Help Our Customers Win



FUELING SYSTEMS
Fueling mobility forward, keeping business flowing.
VIEW SOLUTIONS



INDUSTRIAL UPTIME
Maintaining continuous operation, when downtime is not an option.
VIEW SOLUTIONS



CRITICAL POWER
Ensuring reliable power, when uptime matters the most.
VIEW SOLUTIONS

OVERSITE™



Power Outages
Automatically sequence power restoration across systems to bring assets back online safely and accurately.
Point-of-Sale Outages
Reset POS terminals to restore sales without waiting for a technician.
Dispenser Outages
Restore offline dispensers, saving maintenance trip expenses.
Emergency-Stop Activation
E-Stop monitoring and engagement during an emergency.
Price Sign Outages
Reset price signs that are not displaying the correct price.
Fuel Pump Outages
Restart STPs after faults or outages to keep fuel flowing without sending a technician.
OPEN 24/7
REGULAR 3.89
PLUS 4.19
PREMIUM 4.49
DIESEL 4.09

- We **protect people and the environment** through the equipment and monitoring solutions that **keep mission-critical operations running**.
- The Energy Systems segment has expertise and a proven track record of delivering exceptional value; equipment that performs **consistently in demanding operating conditions**.
- We serve customers in markets where **uptime expectations** and **reliability is non-negotiable**: retail and fleet fueling, data centers, hospitals, and telecommunications.



OPTIMIZER3





EVO

2025 Results: Revenue ~$300M | OI% 33.1%

Cat Pumps
Leading Provider of High-Pressure Pumps



COMMERCIAL & INDUSTRIAL CLEANING
VEHICLE CLEANING
WATER TREATMENT / REVERSE OSMOSIS
MOBILE HYDRO EXCAVATION
CAT PUMPS®
MISTING, COOLING, & FOGGING
PROCESSING / OIL & GAS

[1]Non-GAAP financial metrics referenced in this Adjusted EPS and Adjusted EBITDA

Franklin Electric Acquires Cat Pumps

Headquarters: Blaine, Minnesota USA

- Increases exposure to attractive, high growth end-markets across mission critical applications.
- Expands installed base with resilient after-market and consumables revenue
- Enhances commercial and industrial position in high uptime applications
- Expected to be accretive to Adjusted EPS[1] in 2027
- Attractive financial profile with more than $100 Million in revenue, EBITDA margins[1] above 35%
- Expected to create compelling revenue synergies across Franklin's portfolio



PLUNGER PUMPS
Long-lasting, high-pressure pumps with ceramic plungers and specially formulated seals for pressures up to 10,000 psi.



PISTON PUMPS
Durable, positive displacement pumps with excellent suction capability, ideal for higher viscosity fluids and lower-pressure applications.

Cat Pumps accelerates FELE's strategy to build out its mission-critical application portfolio

Challenge Pumps
Building Out Mineral Extraction Platform

Franklin Electric

challenge pumps

TOGETHER WITH

Franklin Electric



High-Head Pump Stations



Aftermarket Service and Repair


PumpEng

Submersible Pumps



Surface Pumps

BRINGS COMPLETE MINE DEWATERING PRODUCTS AND SERVICES

Franklin Electric Enters an Agreement to Acquire Challenge Pumps

Headquarters: Perth, Australia

- Adds to our position in mission-critical mineral extraction & industrial water management
- Provides comprehensive water-management solutions across the mining lifecycle
- Adds differentiated mine dewatering technology
- Market SAM near ~$2B
- Strong recurring aftermarket revenue
- Expected to be accretive to Adjusted EPS[1] in 2027
- FY2026 (ending June) Revenue of US$52M, EBITDA[1] margins of approximately 35%
- Attractive revenue & cost synergy opportunities leveraging Franklin's global commercial and supply-chain network
- Expected to close in 2026

[1] Non-GAAP financial metrics referenced in this Adjusted EPS and Adjusted EBITDA

Challenge Pumps accelerates FELE's strategy to build a leading mine water-management platform

Closing Thoughts

Franklin Electric


EVO™
ONE
ONE COMPLETE SYSTEM
AT A PRICE YOU CAN'T IGNORE

- Outperforming expectations in 2026 – all businesses performing well despite market uncertainty
- Solid backlog and book to bill as we finish the year



- Confident in sales growth and margin expansion in ‘26
- Mitigation strategies in place to continue to offset inflation



- Continued confidence in our long-term strategy
- We are an attractive portfolio with great opportunities to grow



Franklin Electric

Non-GAAP Reconciliations

Non-GAAP Reconciliations

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include: adjusted diluted EPS, adjusted operating income and margin, net debt/cash, net debt/cash to EBITDA, and free cash flow.

Reconciliation of Non-GAAP Financial Measure

Adjusted Operating Income and Margin

$ in Millions

Operating Income and Adjusted (in millions)	For the Third Quarter 2026				
	Water	Energy	Distribution	Other/Elims	Consolidated
GAAP Operating Income / (Loss)	$ 58.9	$ 23.7	$ 20.6	$ (16.7)	$ 86.5
Restructuring	$ 0.3	$ -	$ -	$ -	$ 0.3
Impact of selling acquired inventory after markup to fair value as part of acquisition accounting	$ 0.5	$ 3.1	$ -	$ -	$ 3.6
Acquisition related expense	$ 0.3	$ 4.7	$ -	$ -	$ 5.0
Non-GAAP Adjusted Operating Income/(Loss)	$ 60.0	$ 31.5	$ 20.6	$ (16.7)	$ 95.4

Operating Income and Adjusted (in millions)	For the Third Quarter 2025				
	Water	Energy	Distribution	Other/Elims	Consolidated
GAAP Operating Income / (Loss)	$ 60.2	$ 25.4	$ 16.3	$ (16.8)	$ 85.1
Restructuring	$ 0.1	$ -	$ -	$ -	$ 0.1
Impact of selling acquired inventory after markup to fair value as part of acquisition accounting	$ 1.0	$ -	$ -	$ -	$ 1.0
Acquisition related expense	$ -	$ -	$ -	$ -	$ -
Non-GAAP Adjusted Operating Income/(Loss)	$ 61.3	$ 25.4	$ 16.3	$ (16.8)	$ 86.2

Reconciliation of Non-GAAP Financial Measure

Adjusted Diluted EPS

$

	For the Third Quarter		
	2026	2025	Change
Diluted Earnings per Share "EPS" (as reported - US GAAP)	**$ 1.35**	**$ 0.37**	**265%**
Restructuring	$ 0.01	$ -	
Impact of selling acquired inventory after markup to fair value as part of acquisition accounting	$ 0.07	$ 0.01	
Acquisition related expenses	$ 0.07	$ -	
Pension settlement loss	$ -	$ 0.93	
Adjusted Diluted EPS (non-GAAP)	**$ 1.50**	**$ 1.31**	**15%**

Reconciliation of Non-GAAP Financial Measure

Total Debt to Net Debt (Cash) and Net Debt to Adjusted EBITDA
$ in Millions

	As of December 31, 2025		As of September 30, 2026	
Total debt	$	167	$	561
Less: cash and cash equivalents	$	(100)	$	(159)
Net (cash) debt	$	67	$	402

	Nine months ended September 30, 2026		Nine months ended September 30, 2025		Twelve months ended December 31, 2025		Twelve months ended September 30, 2026	
Net income	$	162	$	109	$	149	$	201
Depreciation and amortization	$	53	$	46	$	63	$	70
Income tax expense	$	54	$	37	$	46	$	63
Interest expense	$	11	$	8	$	11	$	13
Non-GAAP Adjusted expenses[1]	$	18	$	56	$	56	$	18
Non-GAAP Adjusted EBITDA	$	297	$	256	$	313	$	365
Net debt to Non-GAAP Adjusted EBITDA as of September 30, 2026								1.1

[1] Non-GAAP Adjustments include: restructuring expense, legal settlement loss, pension settlement loss, acquisition-related deal costs, and impact of marking up acquired inventory to fair value.

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in Millions

	2026					2025					2026	2025
	Q1	Q2	Q3	Q4	Sept YTD	Q1	Q2	Q3	Q4	Sept YTD	TTM	TTM
Cash flows from operating activities	$ (40.9)	$ 99.6	$ 80.5		$ 139.2	$ (19.5)	$ 51.5	$ 102.7	$ 104.2	$ 134.7	$ 243.4	$ 245.0
Cash flows from investing activities	$ (9.5)	$ (81.4)	$ (327.0)		$ (417.9)	$ (116.1)	$ (11.2)	$ (9.8)	$ (20.0)	$ (137.1)	$ (437.9)	$ (153.4)
Cash flows from financing activities	$ 32.6	$ 3.5	$ 300.3		$ 336.4	$ (2.6)	$ (19.5)	$ (90.1)	$ (85.1)	$ (112.2)	$ 251.3	$ (86.3)
Cash flows from operating activities	$ (40.9)	$ 99.6	$ 80.5	$ -	$ 139.2	$ (19.5)	$ 51.5	$ 102.7	$ 104.2	$ 134.7	$ 243.4	$ 245.0
Capital expenditures	$ (9.5)	$ (10.9)	$ (14.0)		$ (34.4)	$ (6.8)	$ (11.6)	$ (11.4)	$ (15.5)	$ (29.8)	$ (49.9)	$ (42.6)
Proceeds from sale of property, plant and equipment	$ 0.4	$ 1.0	$ 0.2		$ 1.6	$ 0.4	$ 0.3	$ 1.9	$ 0.3	$ 2.6	$ 1.9	$ 3.1
Free cash flow	$ (50.0)	$ 89.7	$ 66.7	$ -	$ 106.4	$ (25.9)	$ 40.2	$ 93.2	$ 89.0	$ 107.5	$ 195.4	$ 205.5

Thank You!

Jennifer Wolfenbarger CFO
Dean Cantrell, Director IR

InvestorRelations@FELE.com

260-824-2900